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The
Gabelli
ABC
Fund

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                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                              The Gabelli ABC Fund

                              First Quarter Report
                                 March 31, 1999

                     --------------------------------------
                       The Gabelli ABC Fund was rated "A"
                          by Business Week for superior
                       risk-adjusted total return in their
                          1999 Mutual Fund Scoreboard.
                     --------------------------------------

To Our Shareholders,

      The first quarter of 1999 was an up, then down, and then up again period for stocks. January's gains eroded in February as a much stronger than expected U.S. economy sparked inflationary concerns. Bonds declined, ultimately dragging stocks down with them. Then, in March, a favorable employment report coupled with positive comments on inflation from Federal Reserve Chairman Greenspan encouraged investors and stocks and bonds rallied.

      The market advance continued to be uneven, strongly favoring large cap stocks over mid cap and small caps, and growth stocks over the value sector across the market capitalization spectrum. Mid cap and small cap indices closed the quarter with losses.

Investment Performance

      For the first quarter ended March 31, 1999, the Gabelli ABC Fund's (the "Fund") total return was 0.6%. The Standard & Poor's ("S&P") 500 Index and Lipper U.S. Treasury Money Market Average had total returns of 5.0% and 1.0%, respectively, over the same period. The S&P index is an unmanaged indicator of stock market performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund was up 7.5% over the trailing twelve-month period. The S&P 500 and Lipper U.S. Treasury Money Market Average rose 18.5% and 4.6%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 9.4% annually versus average annual total returns of 26.2% and 4.7% for the S&P 500 and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through March 31, 1999, the Fund had a cumulative total return of 72.4%, which equates to an average annual total return of 9.7%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Business Week's annual Mutual Fund Scoreboard rated mutual funds based on five-year performance adjusted for downside volatility. The top 7.5% of these funds earned A's for superior risk-adjusted total returns. For 1998, 104 funds earned A's among nearly 1,400 equity funds with a five-year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                            Quarter
                            ---------------------------------------
                              1st       2nd         3rd      4th       Year
                              ---       ---         ---      ---       ----
 1999: Net Asset Value ..   $  9.65     --          --        --        --
       Total Return .....      0.6%     --          --        --        --
--------------------------------------------------------------------------------
 1998: Net Asset Value ..   $ 10.64   $ 10.68     $ 10.16   $  9.59   $  9.59
       Total Return .....      4.0%      0.4%       (4.9)%    11.9%     11.1%
--------------------------------------------------------------------------------
 1997: Net Asset Value ..   $  9.98   $ 10.45     $ 10.74   $ 10.23   $ 10.23
       Total Return .....      1.4%      4.7%        2.8%      3.3%     12.8%
--------------------------------------------------------------------------------
 1996: Net Asset Value ..   $ 10.10   $ 10.16     $  9.77   $  9.84   $  9.84
       Total Return .....      4.1%      0.6%        0.8%      2.2%      7.8%
--------------------------------------------------------------------------------
 1995: Net Asset Value ..   $  9.94   $ 10.14     $ 10.41   $  9.71   $  9.71
       Total Return .....      3.9%      2.0%        2.7%      2.2%     11.2%
--------------------------------------------------------------------------------
 1994: Net Asset Value ..   $ 10.12   $ 10.11     $ 10.42   $  9.57   $  9.57
       Total Return .....      0.9%     (0.1)%       3.1%      0.6%      4.5%
--------------------------------------------------------------------------------
 1993: Net Asset Value ..     --      $ 10.10     $ 10.63   $ 10.03   $ 10.03
       Total Return .....     --         1.0%(b)     5.2%      2.6%      9.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------

                      1 Year.......................   7.5%
                      5 Year.......................   9.4%
                      Life of Fund (b).............   9.7%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date       Rate Per Share         Reinvestment Price
-----------------       --------------         ------------------
December 28, 1998           $1.763                  $  9.50
December 29, 1997           $0.860                  $ 10.17
December 27, 1996           $0.146                  $  9.83
September 30, 1996          $0.470                  $  9.77
December 28, 1995           $0.930                  $  9.71
December 28, 1994           $0.910                  $  9.52
December 31, 1993           $0.880                  $ 10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.

--------------------------------------------------------------------------------

What We Do

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market". Our approach has been to maintain a diversified portfolio of value-oriented equities, convertible preferred

                                                               [GRAPHIC OMITTED]
stocks, convertible bonds and U.S. government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 14, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997 or 1998. The Fund's annual total returns were 12.8% and 11.1%, respectively, for those two years. Although the Performance Guaranty Program is not being offered for 1999, the Fund continues striving to achieve the same objectives. During the most recent four year period in which the S&P 500 has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors continue to explore several options involving a longer term guaranty program in a closed end structure. This would require shareholder approval. Meanwhile, the Fund will continue to be managed, as it has been the past six years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

The Economy and the Market--A Reversal of Fortunes?

      In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

      We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

      We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.

--------------------------------------------------------------------------------
                           Flow of Funds ($ Billions)

Sources                                             1993      1994      1995      1996      1997       1998
-------                                            -------   -------   -------   -------   -------    -------
U.S. Deals                                         $   234   $   340   $   511   $   652   $   919    $ 1,620
Stock Buybacks                                          37        46        99       176       181        207
Equity Mutual Funds (Net)                              130       119       128       222       232        159
Dividends                                              158       182       205       262       275        279
                                                   -------   -------   -------   -------   -------    -------
Total Sources:                                         558       688       943     1,312     1,607      2,265
                                                   -------   -------   -------   -------   -------    -------

Uses
IPOs                                                   103        62        82       115       118        108
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities (net)             63        48        50        60        41        (25)
  International Purchases of U.S. Equities (net)        21         1        17        11        64        (22)
                                                   -------   -------   -------   -------   -------    -------
   Net Flow:                                            43        47        34        49       (23)        (3)
                                                   -------   -------   -------   -------   -------    -------
Total Uses:                                            146       109       116       164        95        105
                                                   -------   -------   -------   -------   -------    -------
Net Flow of Funds:                                 $   413   $   579   $   827   $ 1,148   $ 1,513    $ 2,160
                                                   =======   =======   =======   =======   =======    =======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
(C) 1999 Gabelli Asset Management Inc.

--------------------------------------------------------------------------------

ABCs and Some XYZs

      For the first quarter, Liberty Media Group (the former Tele-Communication Inc.'s ("TCI") cable programming subsidiary, now trading as a tracking stock of AT&T) was near the top of our performance alphabet. Liberty Media is a treasure chest of cable television ("CATV") network assets and $5.5 billion in cash that CEO John Malone is free to spend doing what he does best, invest in media companies. Rogers Communications, the Canadian telecommunications and cable television company, was also a top performer, thanks in part to transactions in the cable industry that have surfaced the value of large CATV operators. Hudson General stock soared after a premium bid from Lufthansa. Our cellular telephone holdings (CommNet Cellular and Rural Cellular) performed well. Under aggressive new management, stodgy old Reader's Digest added some spring to its step.

      Our utility investments were mixed. Public Service Co. of North Carolina posted a nice gain, but Citizens Utilities finished flat and Florida Public Utilities and United Water Resources were down sharply. Despite a still vibrant new car market, auto parts manufacturers Dana Corp. and Borg-Warner Automotive declined.

The Role of Arbitrage in the ABC Fund Strategy

      Arbitrage continues to be one of the investment strategies we employ to preserve and enhance shareholder assets. So, we feel it appropriate to once again explain arbitrage and the role it plays in our investment approach.

      What is arbitrage? We define arbitrage as investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "work-out" opportunities. When a company agrees to be acquired by another company, its stock price generally immediately rises to just below the stated acquisition price. We look at the spread between the seller's stock price and the announced deal price and the time frame in which the acquisition is expected to close. If we are confident the acquisition will be consummated on schedule at the full deal price and we can earn a annualized rate of return materially higher than that likely to be realized through investing in cash equivalents, then we are interested.

      Then, we do the research. We value the target company to see if it is really worth what the acquiring company has announced it will pay. Sometimes we find it is worth even more, increasing the odds that some other company might make a higher bid. We also research the acquiring company to ensure that it can finance the deal. If it is a stock transaction, we need to know that we will be receiving good value in return. We look at merger agreements to see if there are any loopholes. We review any antitrust concerns raised by the government. In short, we make judgments to assure that what we see will be what we get.

      There is greater risk in this strategy than in simply owning money market instruments because announced acquisitions are not always completed and, in situations where the deal currency is the acquirer's stock as opposed to cash, the ultimate acquisition price may vary in value. However, if we do a thorough job evaluating the downside risk, we can often earn very generous returns relative to the money markets, particularly with today's low money market yields. In summation, we think arbitrage, as we practice it in the ABC Fund, represents an attractive investment opportunity with historically low correlation to the performance of the overall stock market.

      We borrow a quote from Warren Buffet to explain our use of arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short term cash equivalents. We prefer, of course, to make major long term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury bills and, equally important, cools any temptation we may have to relax our standards for long term investments".

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aeroquip-Vickers Inc. (ANV - $57.3125 - NYSE) is a leading worldwide manufacturer and distributor of components and systems to industrial, automotive and aerospace markets. Aeroquip's products include pressure hoses, fittings, adapters, couplings, fluid connectors and precision molded and extruded plastic products. Vickers' products include hydraulic pumps, motors and cylinders, electric motors and drivers, electronic controls, filters, and fluid-evaluation products and services. Eaton Corp. (ETN - $71.50 - NYSE) completed its acquisition of Aeroquip in April for $2 billion, or $58 per share.

American Bankers Insurance Group Inc. (ABI - $52.00 - NYSE) agreed to be acquired by Fortis NV (AGFB.H - $33.03 - Amsterdam Stock Exchange) for $2.8 billion in cash and assumed debt, making the Dutch-Belgian financial company the largest insurer of consumer and credit card loans in the U.S. Fortis, Belgium's largest financial organization, will pay $55 for each ABI share and $109.86 for each preferred share. Fortis has been expanding outside its home markets of Belgium, the Netherlands and Luxembourg by developing specialized insurance businesses, such as funeral insurance and health policies for small companies. The transaction is expected to be completed during the second quarter of 1999.

BA Merchant Services Inc. (BPI - $20.375 - NYSE) has agreed to be acquired by BankAmerica Co. (BAC - $70.625 - NYSE) for $333 million in cash. BAC will pay $20.50 for each of BA Merchant's 16.2 million Class A shares. BankAmerica, which spun off BA Merchant two years ago, owns all of the company's Class B shares, representing 67 percent of its capital. The transaction is expected to close in the second quarter of 1999. BA Merchant rejected a $252 million, $15.50 per share, offer from BankAmerica in November. BAC raised its offer after an independent committee determined the original offer was too low. BankAmerica owns 95.2 percent of the voting power of BA Merchant's common stock. BA Merchant is the fifth-largest processor of merchant credit transactions in the country and the exclusive provider of such services for Bank of America.

Brylane Inc. (BYL - $24.25 - NYSE), a U.S. catalog retailer, accepted a sweetened $211 million takeover offer from Pinault-Printemps-Redoute SA (PP.PA - $137.34 - Paris Stock Exchange), allowing the French company to accelerate its expansion into the U.S. Pinault increased its offer to $24.50 per share from the $20 per share proposed in December after Brylane's special committee determined the offer was too low. The Paris-based retailer, which owns 49.9% of BYL, has been building a stake in the catalog retailer since early 1998 as it expands its mail-order business beyond Europe. The move will also help New York-based Brylane expand into Europe. The tender offer expired on April 12, 1999.

LucasVarity plc (LVA - $46.25 - NYSE) agreed to be acquired by TRW (TRW - $45.50
- NYSE), the number one U.S. manufacturer of automobile air bags, for $6.6 billion in cash, outbidding Federal-Mogul in the largest acquisition ever in the automotive parts industry. The offer is for 288 pence per share, surpassing Federal-Mogul's bid of 280 pence per share in cash and stock. The auto parts industry is consolidating as companies attempt to expand globally and cut costs. A combined TRW and LVA would provide front-end systems for cars by linking LVA brakes and TRW steering and suspension systems. The tender offer for LucasVarity was completed on March 25, 1999.

Morton International Inc. (MII - $36.75 - NYSE), based in Chicago, is a manufacturer and marketer of specialty chemicals and salt. The company is the number one salt company in North America. Specialty chemicals is the company's largest business segment, accounting for approximately 70% of total sales and 75% of total operating profit. In February 1999, the company agreed to merge with Rohm & Haas (ROH - $33.5625 - NYSE) in a transaction valued at $4.9 billion. Rohm & Haas is a specialty chemical manufacturer based in Philadelphia. The merger is expected to close in June 1999.

Orange & Rockland Utilities Inc. (ORU - $57.4375 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $45.3125 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

RELTEC Corp. (RLT - $29.4375 - NYSE) agreed to be acquired by General Electric Co. plc (GEC.L - $9.00 - London Stock Exchange) for $2.1 billion in cash, continuing GEC's push into telecommunications after selling their defense businesses. GEC will pay Kohlberg Kravis Roberts, which owns 81.5% of RELTEC, and other investors $29.50 per share in cash through a tender offer. GEC is looking to RELTEC, which produces devices that help local phone networks carry more calls, to expand its communications equipment business and to provide the company with a foothold in the lucrative North American market. The tender offer expired on April 8, 1999.

U.S. Filter Corp. (USF - $30.625 - NYSE) agreed to be acquired by Vivendi (EX.PA
- $246.04 - Paris Stock Exchange), France's largest water utility, for approximately $7.9 billion in cash and assumed debt as Vivendi moves to gain a larger share of the global water treatment market. Vivendi is offering $31.50 for each share of U.S. Filter through a cash tender offer and would assume $1.7 billion in debt. The purchase will make Vivendi the world's largest water business and help the company to outbid rivals for water treatment contracts by lowering its equipment costs. The tender offer expired on April 22, 1999.

Xylan Corp. (XYLN - $36.8125 - Nasdaq) agreed to be acquired by Alcatel SA (ALA
- $22.8125 - NYSE), Europe's number two communications equipment manufacturer, for nearly $2 billion in cash. The acquisition gives Alcatel sophisticated Internet equipment and expands their presence in the U.S. computer networking market. Alcatel will pay $37 for each Xylan share through a cash tender offer. Paris-based Alcatel is seeking to expand its line of data networking gear amid slowing sales of its voice equipment, which hurt the company's 1998 profit. The tender offer was completed on April 2, 1999.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The ABC Fund took a small step towards its annual return goal this quarter. As always, our Treasury bill holdings and arbitrage positions provided portfolio stability. Returns from the equity portion of the portfolio were modest in this volatile and uneven market. We remain committed to our risk averse approach to the equity markets and confident we can achieve our long term objective of preserving and enhancing the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                    Sincerely,


                                    /s/ Mario J. Gabelli

                                    Mario J. Gabelli, CFA
                                    Portfolio Manager and
                                    Chief Investment Officer
April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------

     BA Merchant Services Inc.              Aeroquip-Vickers Inc.
     U.S. Filter Corp.                      Orange & Rockland Utilities Inc.
     Morton International Inc.              Brylane Inc.
     Xylan Corp.                            LucasVarity plc
     RELTEC Corp.                           American Bankers Insurance Group
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments -- March31, 1999 (Unaudited)
================================================================================

                                                              Market
   Shares                                                      Value
   ------                                                      -----

            COMMON STOCKS - 61.2%
            Agriculture - 0.1%
    1,500   Pioneer Hi-Bred International Inc. ...........   $   56,438
                                                             ----------
            Automotive: Parts and Accessories - 4.1%
      660   Borg-Warner Automotive Inc. ..................       31,556
   15,000   Dana Corp. ...................................      570,000
   50,000   LucasVarity plc, ADR .........................    2,312,500
                                                             ----------
                                                              2,914,056
                                                             ----------
            Aviation: Parts and Services - 0.7%
   20,000   Fairchild Corp., Cl. A+ ......................      203,750
    7,000   Hi-Shear Industries Inc.+ ....................       17,938
   22,000   Kaman Corp., Cl. A ...........................      281,875
                                                             ----------
                                                                503,563
                                                             ----------
            Broadcasting - 0.2%
    1,000   Infinity Broadcasting Corp.+ .................       25,750
    2,500   Liberty Corp. ................................      131,094
                                                             ----------
                                                                156,844
                                                             ----------
            Business Services - 0.1%
    2,580   Fisher Scientific International Inc.+ ........       44,828
                                                             ----------

            Communications Equipment - 9.6%
   75,000   Aydin Corp.+ .................................      989,063
    5,000   Dynatech Corp.+ ..............................       17,188
      500   Gemstar International Group Ltd.+ ............       37,625
    1,000   L - 3 Communications Holdings Inc.+ ..........       46,250
  100,000   Reltec Corp.+ ................................    2,943,749
   80,000   Xylan Corp.+ .................................    2,944,999
                                                             ----------
                                                              6,978,874
                                                             ----------
            Computer Software and Services - 0.1%
      438   DecisionOne Holdings Corp.+ ..................          794
    2,000   Platinum Technology International Inc.+ ......       51,000
                                                             ----------
                                                                 51,794
                                                             ----------
            Consumer Products - 1.1%
   12,500   Carter-Wallace Inc. ..........................      226,563
    7,000   General Housewares Corp. .....................       72,625
   28,442   Syratech Corp.+ ..............................      455,072
                                                             ----------
                                                                754,260
                                                             ----------
            Diversified Industrial - 0.3%
    6,000   Ampco-Pittsburgh Corp. .......................       59,250
   10,000   Katy Industries Inc. .........................      130,000
    3,000   WHX Corp.+ ...................................       23,625
                                                             ----------
                                                                212,875
                                                             ----------
            Electronics - 0.1%
    7,000   UCAR International Inc.+ .....................       98,875
                                                             ----------
            Energy and Utilities - 8.7%
   10,600   AGL Resources Inc. ...........................      186,163
   10,000   Cilcorp Inc. .................................      600,625
   30,603   Citizens Utilities Co., Cl. B+ ...............      237,173
   20,000   Florida Public Utilities Co. .................      295,000
    1,000   Nevada Power Co. .............................       24,750
    8,000   New England Electric System ..................      388,000
   44,000   Orange & Rockland Utilities Inc. .............    2,527,249
   26,000   PennzEnergy Co. ..............................      273,000
    2,500   Piedmont Natural Gas Co. .....................       87,500
    1,000   Public Service Co. of North Carolina .........       28,375
    1,000   Sierra Pacific Resources .....................       35,188
   40,000   Southwest Gas Corp. ..........................    1,099,999
    5,000   St. Joseph Light & Power Co. .................      102,188
   10,000   United Water Resources Inc. ..................      207,500
    6,000   Wicor Inc. ...................................      121,500
                                                             ----------
                                                              6,214,210
                                                             ----------
            Entertainment - 1.2%
    9,000   Fisher Companies Inc. ........................      522,000
   10,000   Florida Panthers Holdings Inc.+ ..............       77,500
    4,040   Liberty Media Group, Cl. A+ ..................      212,605
   12,000   Topps Co. Inc.+ ..............................       52,500
                                                             ----------
                                                                864,605
                                                             ----------
            Equipment and Supplies - 9.6%
   50,000   Aeroquip-Vickers Inc. ........................    2,865,625
    4,500   Amphenol Corp., Cl. A+ .......................      172,125
  125,000   U.S. Filter Corp.+ ...........................    3,828,124
                                                             ----------
                                                              6,865,874
                                                             ----------
            Financial Services - 11.9%
   40,000   American Bankers Insurance Group Inc. ........    2,080,000
   30,000   Argonaut Group Inc. ..........................      770,625
  266,000   BA Merchant Services Inc.+ ...................    5,419,749
    1,200   Bankers Trust Corp. ..........................      105,900
    5,000   Leucadia National Corp.+ .....................      151,250
    5,000   Pioneer Group Inc. ...........................       74,063
                                                             ----------
                                                              8,601,587
                                                             ----------
            Food and Beverage - 0.3%
   30,000   Advantica Restaurant Group Inc.+ .............      150,000
    3,000   Whitman Corp. ................................       51,563
                                                             ----------
                                                                201,563
                                                             ----------
            Health Care - 0.7%
    6,000   Genentech Inc.+ ..............................      531,750
                                                             ----------

            Hotels and Gaming - 0.1%
   15,000   Aztar Corp.+ .................................       72,188
                                                             ----------

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
================================================================================

                                                              Market
   Shares                                                      Value
   ------                                                      -----

            COMMON STOCKS (Continued)
            Metals and Mining - 0.0%
  155,000   Pegasus Gold Inc.+ ...........................     $  3,100
   10,000   Royal Oak Mines Inc.+ ........................          925
                                                             ----------
                                                                  4,025
                                                             ----------
            Publishing - 0.1%
    2,000   Reader's Digest Association Inc., Cl. B ......       55,000
                                                             ----------
            Real Estate - 1.6%
   70,000   Catellus Development Corp.+ ..................      936,250
   20,000   Griffin Land & Nurseries Inc.+ ...............      185,000
                                                             ----------
                                                              1,121,250
                                                             ----------
            Retail - 3.8%
  133,000   Bruno's Inc.+ ................................      114,380
  100,000   Brylane Inc.+ ................................    2,425,000
    6,000   Lillian Vernon Corp. .........................       72,000
    8,000   Republic Industries Inc.+ ....................       99,000
                                                             ----------
                                                              2,710,380
                                                             ----------
            Specialty Chemicals - 5.5%
    6,500   Bush Boake Allen Inc.+ .......................      178,750
    2,000   Dexter Corp. .................................       63,000
  100,000   Morton International Inc. ....................    3,675,000
                                                             ----------
                                                              3,916,750
                                                             ----------
            Telecommunications - 0.3%
   11,000   Rogers Communications Inc., Cl. B+ ...........      199,375
                                                             ----------
            Textiles - 0.4%
  321,974   Carlyle Industries Inc.+ .....................      256,573
                                                             ----------
            Wireless Communications - 0.6%
    2,000   American Tower Corp., Cl. A+ .................       49,000
   21,000   CommNet Cellular Inc.+ .......................      337,313
    2,900   Rural Cellular Corp., Cl. A+ .................       38,425
                                                             ----------
                                                                424,738
                                                             ----------

            TOTAL COMMON STOCKS ..........................   43,812,275
                                                             ----------

            PREFERRED STOCKS - 2.4%
            Diversified Industrial - 0.8%
   11,000   WHX Corp., Pfd., Ser. A ......................      381,563
    6,000   WHX Corp., Pfd., Ser. B ......................      216,000
                                                             ----------
                                                                597,563
                                                             ----------
            Telecommunications - 1.6%
    4,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ............................      161,000
   13,000   Sprint Corp.,
               8.25% Cv. Pfd. ............................      949,000
                                                             ----------
                                                              1,110,000
                                                             ----------
            TOTAL PREFERRED STOCKS .......................    1,707,563
                                                             ----------

 Principal                                                     Market
  Amount                                                        Value
  ------                                                        -----

            CORPORATE BONDS - 0.0%
            Retail - 0.0%
$  200,000  RDM Sports Group Inc., Cv.
              8.00%, 08/15/03 ............................  $    21,000
                                                            -----------

            Transportation - 0.0%
  850,000   Builders Transport Inc., Cv.
              6.50%, 05/01/11 ............................       12,750
                                                            -----------
            TOTAL CORPORATE BONDS ........................       33,750
                                                            -----------

            U.S. GOVERNMENT OBLIGATIONS - 35.0%
25,157,000  U.S. Treasury Bills,
              4.42% to 4.78%++,
              due 04/22/99 to 06/24/99 ...................   25,057,874
                                                            -----------

            TOTAL INVESTMENTS  -  98.6%
              (Cost $71,871,643) .........................   70,611,462

            Other Assets and
              Liabilities (Net)  -  1.4% .................      970,766
                                                            -----------
            NET ASSETS - 100.0%
              (7,417,397 shares outstanding) .............  $71,582,228
                                                            ===========

            NET ASSET VALUE,
              Offering and Redemption
              Price Per Share ............................        $9.65
                                                                  =====

-----------
                                                                 Net
                                       Settlement             Unrealized
                                          Date               Appreciation
                                          ----               ------------

              FORWARD FOREIGN EXCHANGE CONTRACTS
1,440,000 (a) Sell British Pounds
               in exchange for
               USD 2,326,234            04/15/99                 $3,881

(a)   Principal amount denoted in British Pounds.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                         Karl Otto Pohl
Chairman and Chief                            Former President
Investment Officer                            Deutsche Bundesbank
Gabelli Asset Management Inc.

Anthony J. Colavita                           Werner J. Roeder, MD
Attorney-at-Law                               Director of Surgery
Anthony J. Colavita, P.C.                     Lawrence Hospital

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

                                    Officers

Mario J. Gabelli, CFA                         Bruce N. Alpert
President and Chief                           Vice President
Investment Officer                            and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the share holders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------